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Exhibit 10.27

          Agreement between Robert L. DeMeulenaere and the Company regarding the change in control arrangements, dated December 31, 1994. This Agreement is incorporated by reference from Form 10-K of Brenton Banks, Inc., for the year ended December 31, 1994.
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